Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF RIGNET, INC.
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2011 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Slaughter, Chief Executive Officer of RigNet, Inc. (the “Company”), hereby certify, to my knowledge, that:
1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2011	/s/ MARK SLAUGHTER
Mark Slaughter
Chief Executive Officer and President